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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 24, 1997 and September 13, 1996 in the Registration Statement Form SB-2 and related Prospectus of Brilliant Digital Entertainment, Inc. for the registration of up to 3,450,000 shares of its Common Stock.

                                          Ernst & Young LLP

Woodland Hills, California
November 4, 1997